UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 10, 2016

STRYKER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Michigan
(State or Other Jurisdiction of Incorporation)

0-9165	38-1239739
(Commission File Number)	(IRS Employer Identification No.)

2825 Airview Boulevard, Kalamazoo, Michigan	49002
(Address of Principal Executive Offices)	(Zip Code)

(269) 385-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 10, 2016, Stryker Corporation (the “Company”) completed a public offering of $750,000,000 aggregate principal amount of the Company’s 2.000% Notes due 2019 (the “2019 Notes”), $750,000,000 aggregate principal amount of the Company’s 2.625% Notes due 2021 (the “2021 Notes”), $1,000,000,000 aggregate principal amount of the Company’s 3.500% Notes due 2026 (the “2026 Notes”) and $1,000,000,000 aggregate principal amount of the Company’s 4.625% Notes due 2046 (the “2046 Notes” and, together with the 2019 Notes, the 2021 Notes and the 2026 Notes, the “Notes”). The Notes were offered by the Company pursuant to its Automatic Shelf Registration Statement on Form S-3 (File No. 333-209526) and the Prospectus included therein, filed with the Securities and Exchange Commission on February 12, 2016 and supplemented by the Prospectus Supplement dated March 3, 2016.

The Notes were issued under an Indenture, dated January 15, 2010 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture and the Twelfth Supplemental Indenture, each dated March 10, 2016, between the Company and the Trustee (collectively, the “Supplemental Indentures,” and the Base Indenture as so supplemented, the “Indenture”). The 2019 Notes will bear interest at a rate of 2.000% per year, the 2021 Notes will bear interest at a rate of 2.625% per year, the 2026 Notes will bear interest at a rate of 3.500% per year and the 2046 Notes will bear interest at a rate of 4.625% per year. Interest on the 2019 Notes is payable on March 8 and September 8 of each year, commencing on September 8, 2016. Interest on the 2021 Notes, the 2026 Notes and the 2046 Notes is payable on March 15 and September 15 of each year, commencing on September 15, 2016. The 2019 Notes will mature on March 8, 2019, the 2021 Notes will mature on March 15, 2021, the 2026 Notes will mature on March 15, 2026 and the 2046 Notes will mature on March 15, 2046.

The Company will be required to redeem the 2021 Notes, the 2026 Notes and the 2046 Notes in whole and not in part at a special mandatory redemption price equal to 101% of the aggregate principal amount of such series of Notes, plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date, if the Company’s acquisition of Sage Products Holdings II, LLC (the “Sage Acquisition”) is not consummated on or prior to July 29, 2016, or if prior to such date, the Company notifies the Trustee that the share purchase agreement for the Sage Acquisition has been terminated. The 2019 Notes are not subject to the special mandatory redemption and will remain outstanding (unless otherwise redeemed) even if the Sage Acquisition is not consummated on or prior to July 29, 2016.

Upon 30 days’ written notice to holders of the Notes, the Company may redeem the Notes for cash in whole, at any time, or in part, from time to time, prior to maturity, at redemption prices that include accrued and unpaid interest and a make-whole premium, as specified in the Indenture. However, no make-whole premium will be paid for redemptions of the 2021 Notes, the 2026 Notes or the 2046 Notes on or after the par call date specified in the Indenture.

The public offering price of the 2019 Notes was 99.884% of the principal amount, the public offering price of the 2021 Notes was 99.962% of the principal amount, the public offering price of the 2026 Notes was 99.348% of the principal amount and the public offering price of the 2046 Notes was 98.894% of the principal amount. The Company expects to receive net proceeds of approximately $3.453 billion, after deducting the underwriting discount and estimated expenses. The Company intends to use $2.775 billion of these net proceeds to fund the Sage Acquisition and the remaining net proceeds, together with cash on hand, to fund the Company’s previously announced acquisition of Physio-Control International, Inc., to repay all of the Company’s 2.000% Notes due September 30, 2016 at their maturity and for general corporate purposes.

The Company may issue additional debt from time to time pursuant to the Indenture. The Indenture contains covenants that limit the Company’s ability to, among other things, incur certain liens securing indebtedness, engage in certain sale and leaseback transactions, and enter into certain consolidations, mergers, conveyances, transfers or leases of all or substantially all of the Company’s assets. Subject to certain limitations, in the event of the occurrence of both (1) a change of control of the Company and (2) a downgrade of the Notes below investment grade rating by both Moody’s Investors Services, Inc. and Standard & Poor’s Ratings Services within a specified time period, the Company will be required to make an offer to purchase the Notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to the date of repurchase.

The foregoing description of the Base Indenture and Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 hereto, respectively, and incorporated herein by reference.

The Underwriters and their affiliates have performed, from time to time, and may in the future perform, various investment banking, commercial lending, financial advisory and other services for the Company for which they received or will receive customary fees and expenses.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 above with respect to the Notes is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

The agreements included as exhibits to this Current Report on Form 8-K contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

(d)	Exhibits

4.1	Indenture, dated January 15, 2010, between Stryker Corporation and U.S. Bank National Association. – Incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K, dated January 15, 2010 (Commission File No. 000-09165).

4.2	Ninth Supplemental Indenture (including the form of the note), dated March 10, 2016, between Stryker Corporation and U.S. Bank National Association.

4.3	Tenth Supplemental Indenture (including the form of the note), dated March 10, 2016, between Stryker Corporation and U.S. Bank National Association.

4.4	Eleventh Supplemental Indenture (including the form of the note), dated March 10, 2016, between Stryker Corporation and U.S. Bank National Association.

4.5	Twelfth Supplemental Indenture (including the form of the note), dated March 10, 2016, between Stryker Corporation and U.S. Bank National Association.

5.1	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

5.2	Opinion Letter of Warner Norcross & Judd LLP regarding the validity of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1)

23.2	Consent of Warner Norcross & Judd LLP (included as part of Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION
(Registrant)

Date: March 10, 2016	/s/ William R. Jellison
William R. Jellison
Vice President, Chief Financial Officer

Exhibit Index

Exhibit	Description

4.1	Indenture, dated January 15, 2010, between Stryker Corporation and U.S. Bank National Association. – Incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K, dated January 15, 2010 (Commission File No. 000-09165).

4.2	Ninth Supplemental Indenture (including the form of the note), dated March 10, 2016, between Stryker Corporation and U.S. Bank National Association.

4.3	Tenth Supplemental Indenture (including the form of the note), dated March 10, 2016, between Stryker Corporation and U.S. Bank National Association.

4.4	Eleventh Supplemental Indenture (including the form of the note), dated March 10, 2016, between Stryker Corporation and U.S. Bank National Association.

4.5	Twelfth Supplemental Indenture (including the form of the note), dated March 10, 2016, between Stryker Corporation and U.S. Bank National Association.

5.1	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

5.2	Opinion Letter of Warner Norcross & Judd LLP regarding the validity of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1)

23.2	Consent of Warner Norcross & Judd LLP (included as part of Exhibit 5.2)